SCHEDULE 3

                         LIST OF SUBSIDIARIES
                       As of September 14, 1993

SUBSIDIARIES OF BORROWER
- ------------------------
                                   JURISDICTION OF    VOTING STOCK OWNED
       NAME OF SUBSIDIARY           INCORPORATION      BY THE BORROWER
- -------------------------------     -------------     -----------------
El Chico Realty Corporation              Texas                100%
Concepts, Inc.                           Texas                100%
El Chico Bebidas Company                 Texas                 49%
El Chico Restaurant No. 6, Inc.          Texas                100%
El Chico Corporation of Oklahoma, Inc.   Oklahoma             100%
El Chico Restaurant No. 20, Inc.         Texas                100%
Southwest Cafes of Tennessee, Inc.       Tennessee            100%
El Chico Corporation (Georgia)           Georgia              100%
El Chico Corporation of Alabama          Alabama              100%
El Chico Corporation of Florida          Florida              100%
Pronto Design & Supply, Inc.             Texas                100%
Nuevo Ventures, Inc.                     Texas                100%


SUBSIDIARIES OF CONCEPTS, INC.
- ------------------------------
                                  JURISDICTION OF      VOTING STOCK OWNED
       NAME OF SUBSIDIARY          INCORPORATION       BY CONCEPTS, INC.

Concepts Beverages of Oklahoma
 City, Inc.                              Oklahoma            100%
Concepts Beverages of South
 Meridian, Inc.                          Oklahoma            100%


SUBSIDIARIES OF EL CHICO CORPORATION OF OKLAHOMA, INC.
- ------------------------------------------------------
                                                      VOTING STOCK OWNED
                                  JURISDICTION OF      BY EL CHICO CORP.
       NAME OF SUBSIDIARY          INCORPORATION       OF OKLAHOMA, INC.

                                                            100%
Bebidas Company of Tulsa, Inc. (#29)     Oklahoma           100%
Bebidas Company of Oklahoma City,
   Inc. (#56)                            Oklahoma           100%
Bebidas Company of Midwest City,
  Inc. (#88)                             Oklahoma           100%
Bebidas Company of Tulsa No. 65,
  Inc.                                   Oklahoma           100%
Bebidas Company of Oklahoma City
  No. 36, Inc.                           Oklahoma           100%
Bebidas Company of Oklahoma City
  No. 101, Inc.                          Oklahoma           100%
Bebidas Company of Broken Arrow,
  Inc. (#110)                            Oklahoma           100%
Bebidas Company of Oklahoma City
  No. 37, Inc.                           Oklahoma           100%
Bebidas Company of Norman,
  Inc. (New #23)                         Oklahoma           100%


FILE: SUBS
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